UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2004


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


             00132373                                 27-0099920
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      (Commission File Number)             (IRS Employer Identification No.)


   3355 LAS VEGAS BOULEVARD SOUTH,
   LAS VEGAS, NEVADA                                     89109
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(Address of principal executive offices)               (Zip Code)


                                 (702) 414-1000
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               Registrant's telephone number, including area code:


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


                UNDERWRITING AGREEMENT

         On December 14, 2004, Las Vegas Sand Corp. (the "Company") entered into an underwriting agreement dated December 14, 2004 (the "Agreement") among the Company, Las Vegas Sands, Inc. ("LVSI"), and Goldman, Sachs & Co. as representative of the several underwriters named in the Agreement (collectively the "Underwriters"), relating to the issuance and sale by the Company to the Underwriters of 23,809,524 shares of the Company's common stock at a purchase price per share of $27.1875 in the Company's initial public offering (the offering price to the public of $29.00 per share minus the underwriters' discount). The Company has also granted the Underwriters an option to acquire an additional 3,571,429 shares for the sole purpose of covering sales of shares in excess of the 23,809,524 shares. The Agreement contains customary representations and warranties, closing conditions and indemnification obligations. LVSI was discharged and released from its obligations under the Agreement upon the consummation of the closing of the offering on December 20, 2004.

                AGREEMENT AND PLAN OF MERGER

         On December 17, 2004, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") among, the Company, LVSI and Las Vegas Sands Mergerco, Inc. ("Mergerco"), pursuant to which Mergerco merged with and into LVSI, with LVSI continuing as the surviving corporation and a wholly owned subsidiary of the Company.

         Pursuant to the terms of the Merger Agreement, in the merger, each holder of LVSI's common stock received 266.0327553 shares of the Company's common stock in exchange for one share of LVSI's common stock. Each option to purchase one share of LVSI's common stock was converted into an option to purchase 266.0327553 shares of the Company's common stock. The merger was consummated on December 17, 2004.


ITEM 8.01.      OTHER EVENTS


         On December 14, 2004, the Company issued a press release related to the pricing of its initial public offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1    Press Release of Las Vegas Sands Corp., dated December 14, 2004.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LAS VEGAS SANDS CORP.



                                        By: /s/ Scott D. Henry
                                            -------------------------------
                                            Name:  Scott D. Henry
                                            Title: Senior Vice President and
                                                   Chief Financial Officer




Date:  December 20, 2004



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

99.1             Press Release of Las Vegas Sands Corp., dated
                 December 14, 2004.